Q3 2026 Exhibit 99.2 Earnings Presentation November 5, 2026

Reform Act of 1995 Safe Harbor for Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Powering the world’s payments ecosystem ACI Worldwide, an original innovator in global payments technology, delivers transformative software solutions that power intelligent payments orchestration in real time so banks, billers, and merchants can drive growth, while continuously modernizing their payment infrastructures, simply and securely. With more than 50 years of trusted payments expertise, we combine our global footprint with a local presence to offer enhanced payment experiences to stay ahead of constantly changing payment challenges and opportunities.

ACI Financial Results Q3 2026 “ACI executed well in the third quarter, delivering results ahead of expectations, demonstrating the significant progress we have achieved against our key strategic priorities. ARR bookings were particularly strong, reflecting healthy demand across the business. We continue to see strong momentum in our innovation agenda, reaching important milestones with ACI Connetic, including our first customer go-live and two additional wins, while continuing to advance Speedpay ONE for our bill pay customers. We are investing to accelerate growth momentum, including the acquisition of Cranium Ventures to add multi-rail card switching microservices, while maintaining our balanced, disciplined approach to capital allocation by returning approximately $157 million year-to-date to shareholders through share repurchases. With high visibility into scheduled renewals, we are confident in our full-year outlook of upper-single-digit revenue growth with margin expansion.” Thomas W. Warsop, III ACI President and Chief Executive Officer CEO Perspective

Year-to-date 2026 and Q3 2026 Highlights Expect Strong Growth in Q4 2026 Q3 revenue of $427 million, net income of $33 million, adjusted EBITDA of $98 million YTD operating cash flow of $254 million, up 26% Q3 new ARR bookings up 86%, with growth across both Payment Software and Biller segments Successful go-live of first ACI Connetic customer and announced new ACI Connetic wins Strong financial position with $219M in cash and 1.3x net debt leverage ratio* 3.4 million shares repurchased YTD for $157M, ~60% of cash flow from operating activities Expect to allocate 50% to 60% of cash flow from operating activities in 2026 toward share repurchases Reiterating revenue guidance and raising adjusted EBITDA financial guidance for full year 2026 * Statistics as of September 30, 2026 ** Non-GAAP financial measures: For definitions, reconciliation to the nearest GAAP measures and additional information regarding our use of these non-GAAP measures, please refer to the Supplemental Financial Data

Q3 2026 Payment Software 6 Segment CommentarySegment EBITDASegment Revenue Successful go-live of first Connetic customerPayment Software adjusted EBITDA was $107M, down 41% versus Q3 2025 Payment Software revenue was $216M, down 23% versus Q3 2025 Acquired Cranium Ventures to add multi-rail card switching and microservices Payment Software net adjusted EBITDA margin of 49%, down from 64% in Q3 2025 Payment Software recurring revenue was $99M, down 1% Payment Software SaaS revenue was $48M, down 1% All growth rates are on a constant currency basis Year-to-date 2026 Payment Software Segment CommentarySegment EBITDASegment Revenue Connetic momentum acceleratingPayment Software adjusted EBITDA was $314M, down 17% versus year-to-date 2025 Payment Software revenue was $626M, down 7% versus year-to-date 2025 Expect Payment Software to grow upper single digits for FY 2026, with stronger concentration of renewals in Q4 Payment Software net adjusted EBITDA margin of 50%, down from 56% in year-to- date 2025 Payment Software recurring revenue was $302M, up 2% Expect growth in FY new ARR bookingsPayment Software SaaS revenue was $148M, up 4%

Q3 2026 Biller 7 Segment CommentarySegment EBITDASegment Revenue Continued progress on interchange optimizationBiller adjusted EBITDA was $34M, up 4% versus Q3 2025 Biller revenue was $210M, up 6% versus Q3 2025 Strong new ARR bookingsBiller net adjusted EBITDA margin of 51%, in line with Q3 2025 Biller interchange was $144M, versus $135M in Q3 2025 Biller net revenue was $66M, up 5% All growth rates are on a constant currency basis Year-to-date 2026 Biller Segment CommentarySegment EBITDASegment Revenue Speedpay ONE gaining momentumBiller adjusted EBITDA was $102M, down 1% versus year-to-date 2025 Biller revenue was $657M, up 7% versus year-to-date 2025 Continue to expect full-year 2026 Biller revenue growth in the high single digits Biller net adjusted EBITDA margin of 51%, down from 52% in year-to-date 2025 Biller interchange was $456M, versus $417M year-to-date 2025 Expect growth in FY new ARR bookingsBiller net revenue was $201M, up 2%

Year-to-date 2026 Cash Flow, Balance Sheet and Repurchases Uses of Cash*Balance Sheet and Liquidity*Cash Flow Repurchased approximately 3.4M shares YTD 2026 for approximately $157M; average price of $45.69 $219M cash on handCash flow from operations was $254M versus $201M in year-to-date 2025, up 26% $299M remains available under the share repurchase authorization $821M debt balance Net debt ratio of 1.3x EBITDA** Expect to allocate 50-60% of operating cash flow to share repurchases for the full year, subject to market conditions ACI had total cash and available liquidity under its credit facility of $587M * Statistics as of September 30, 2026 ** Non-GAAP financial measures: For definitions, reconciliation to the nearest GAAP measures and additional information regarding our use of these non-GAAP measures, please refer to the Supplemental Financial Data

2026 Financial Guidance

Reiterating full year revenue guidance and raising full year adjusted EBITDA guidance

	Next Quarter Guidance		Full Year Guidance	
	Q4 2026		FY 2026	
	Low	High	Low	High
Revenue	$612	$642	$1,895	$1,925
Adjusted EBITDA	$257	$272	$550	$565

$ in millions

- Expect both Payment Software and Biller segments to grow upper single digits
- Expect to allocate 50% to 60% of cash flow from operating activities toward share repurchases, subject to market conditions
- Capital expenditures expected to approximate $45M
- Cash taxes expected to approximate $80M
- Interest expense, net expected to approximate $32M
- Depreciation and amortization expected to approximate $93M
- Non-cash compensation expense expected to approximate $70 - 75M
- Effective tax rate expected to approximate 24%
- Diluted share count expected to approximate 101 million shares (excluding future share buy-back activity)

ACI Worldwide®

Supplemental Financial Data

Supplemental Financial Data Nine Months Ended September 30,Three Months Ended September 30, 2025202620252026Recurring Revenue (millions) $ 755.3$ 805.1$ 246.9$ 258.3SaaS and PaaS fees 150.5153.551.451.0Maintenance fees $ 905.7$ 958.5$ 298.3$ 309.3Recurring Revenue TTM Ended September 30,Three Months Ended September 30, 2025202620252026New Bookings (millions) $ 81.1$ 78.6$ 12.6$ 23.6Annual recurring revenue (ARR) bookings 304.5237.781.463.9License and services bookings Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data Nine Months Ended September 30,Three Months Ended September 30, 2025202620252026Adjusted EBITDA (millions) $ 162.3$ 102.6$ 91.3$ 32.5Net income Plus: 45.328.926.99.7Income tax expense 32.324.111.19.1Net interest expense (18.9)(1.1)(1.6)1.1Net other (income) expense 9.610.63.23.6Depreciation expense 62.760.421.018.1Amortization expense 45.454.017.418.4Non-cash stock-based compensation expense $ 338.7$ 279.5$ 169.3$ 92.4Adjusted EBITDA before significant transaction-related expenses Significant transaction-related expenses: 6.36.31.20.5Cost reduction strategies 0.57.70.14.6Other $ 345.5$ 293.5$ 170.6$ 97.5Adjusted EBITDA Revenue, net of interchange $ 1,278.2$ 1,283.0$ 482.4$ 426.8Revenue 417.1456.2135.3144.3Interchange $ 861.1$ 826.8$ 347.1$ 282.5Revenue, net of interchange 40%36%49%35 %Net Adjusted EBITDA Margin Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data Nine Months Ended September 30,Three Months Ended September 30, 2025202620252026Segment Information (millions) Revenue $ 664.1$ 626.2$ 284.0$ 216.4Payment Software 614.1656.8198.3210.4Biller $ 1,278.2$ 1,283.0$ 482.4$ 426.8Total Revenue Recurring Revenue $ 291.6$ 301.7$ 100.0$ 98.9Payment Software 614.1656.8198.3210.4Biller $ 905.7$ 958.5$ 298.3$ 309.3Total Segment Adjusted EBITDA $ 371.5$ 314.0$ 181.7$ 107.0Payment Software 102.8102.332.133.6Biller Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data Three Months Ended September 30, EPS Impact of Non-cash and Significant Transaction-related Items (millions) 20252026 $ in Millions (Net of Tax)EPS Impact $ in Millions (Net of Tax)EPS Impact $ 91.3$ 0.88$ 32.5$ 0.32GAAP net income Adjusted for: 0.90.013.90.04Significant transaction-related expenses 4.20.044.20.04Amortization of acquisition-related intangibles 3.20.030.1—Amortization of acquisition-related software 13.70.1314.50.14Non-cash stock-based compensation 22.00.2122.70.22Total adjustments $ 113.3$ 1.09$ 55.2$ 0.54Adjusted Diluted EPS Nine Months Ended September 30, EPS Impact of Non-cash and Significant Transaction-related Items (millions) 20252026 $ in Millions (Net of Tax)EPS Impact $ in Millions (Net of Tax)EPS Impact $ 162.3$ 1.54$ 102.6$ 1.01GAAP net income Adjusted for: (21.7)(0.21)——Gain on sale of equity investment 5.00.0510.70.10Significant transaction-related expenses 12.50.1212.60.12Amortization of acquisition-related intangibles 9.70.095.00.05Amortization of acquisition-related software 35.90.3442.60.42Non-cash stock-based compensation 41.40.3970.90.69Total adjustments $ 203.7$ 1.93$ 173.5$ 1.70Adjusted Diluted EPS Note: Amounts may not recalculate due to rounding.

Non-GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: ◦ Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Adjusted Diluted EPS: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Adjusted diluted EPS should be considered in addition to, rather than as a substitute for, diluted EPS. ◦ Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. ◦ ARR: New annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the period.

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to: (i) we continue to see strong momentum in our innovation agenda, reaching important milestones with ACI Connetic, including our first customer go-live and two additional wins, while continuing to advance Speedpay ONE for our bill pay customers, (ii) with high visibility into scheduled renewals, we are confident in our full year outlook of upper-single-digit revenue growth with margin expansion, (iii) we expect both Payment Software and Biller segments to grow upper single digits, (iv) the company continues to expect growth for both full year 2026 new ARR and new license and services bookings, (v) our full-year outlook including Q4 2026 and full- year 2026 revenue and adjusted EBITDA financial guidance, and (vi) expectations to allocate 50-60% of operating cash flow to share repurchases for the full year, subject to market conditions. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions, cybersecurity incidents or failure of our information technology and communication systems, security breaches, reliance on third-party cloud infrastructure and related services, reliance on third-parties, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, divestitures and other restructuring activities, implementation and success of our strategy, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, loss caused by theft or fraud, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, consent orders and other compliance agreements, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, adoption of ACI Connetic, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, legal and business risks from artificial intelligence incorporated into our products, risks to our business from the use of artificial intelligence by our workforce, complex regulations applicable to our payments business, our compliance with privacy and cybersecurity regulations, compliance with requirements of the payment card networks and Nacha, exposure to unknown tax liabilities, changes in tax laws and regulations, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, changes in card association and debit network fees or products, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, incurring additional debt, events outside of our control including natural disasters, wars, and outbreaks of disease, and revenues or revenue mix below expectations. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.